Exhibit 10.3

EXECUTION COPY

AMENDMENT AND RESTATEMENT AGREEMENT dated as of September 17, 2003 (this “Agreement”), among ON SEMICONDUCTOR CORPORATION (formerly known as SCG HOLDING CORPORATION) (“Holdings”), SEMICONDUCTOR COMPONENTS INDUSTRIES, LLC (the “Borrower”), the LENDERS party hereto and JPMORGAN CHASE BANK (formerly known as THE CHASE MANHATTAN BANK), as administrative agent (the “Administrative Agent”), under the Credit Agreement dated as of August 4, 1999, as amended and restated as of February 14, 2003 (as amended, supplemented and modified and in effect on the date hereof, the “Existing Credit Agreement”), among Holdings, the Borrower, the Lenders party thereto and the Administrative Agent.

WHEREAS, Holdings, the Borrower, certain Lenders and the Administrative Agent are parties to the Amendment, Waiver and Consent dated as of September 8, 2003 (the “Amendment”);

WHEREAS, the Amendment authorizes amendments to the Loan Documents in order to provide for (a) the addition of a new revolving credit facility to replace the existing revolving credit facility under the Existing Credit Agreement and (b) additional term loans under the Existing Credit Agreement; and

WHEREAS, the parties hereto are entering into this Agreement in order to amend and restate the Existing Credit Agreement to effect such amendments as authorized by the Amendment;

NOW, THEREFORE, Holdings, the Borrower, the Restatement Lenders and the Administrative Agent hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Restated Credit Agreement referred to below. As used in this Agreement, “Restatement Lenders” means, at any time, (i) each of the Lenders set forth on Schedule 1 hereto and their assignees (the “Additional Term Loan Lenders”) and (ii) each of the Lenders set forth on Schedule 2 hereto and their assignees (the “New Revolving Lenders”).

SECTION 2. Restatement Effective Date. (a) The transactions provided for in Sections 3 through 6 hereof shall be consummated at a closing to be held on the Restatement Effective Date at the offices of Cravath, Swaine & Moore LLP, or at such other time and place as the parties hereto shall agree upon.

(b) The “Restatement Effective Date” shall be specified by the Borrower, and shall be a date not later than October 3, 2003, as of which all the conditions set forth or referred to in Section 7 hereof shall have been satisfied. The Borrower, by giving not less than one Business Day’s written notice, (i) shall propose a date as the Restatement Effective Date to the Administrative Agent and (ii) may change a previously proposed date for the Restatement Effective Date, provided that the Borrower agrees that the provisions of Section 2.16 of the Restated Credit Agreement shall apply in the event of any such change. The Administrative Agent shall notify the Restatement Lenders of the proposed date. This Agreement shall terminate at 5:00 p.m., New York City time, on October 3, 2003, if the Restatement Effective Date shall not have occurred at or prior to such time.

SECTION 3. Additional Term Loans. (a) Subject to the terms and conditions set forth herein, each Additional Term Loan Lender agrees to make an Additional Term Loan to the Borrower on the Restatement Effective Date in a principal amount, as requested by the Borrower, up to the Additional Term Loan Commitment set forth for such Additional Term Loan Lender on Schedule 1 hereto. The Additional Term Loans shall be made on the Restatement Effective Date as ABR Borrowings and shall constitute Tranche D Term Loans under the Restated Credit Agreement. The provisions of Sections 2.02 and 2.06 of the Restated Credit Agreement shall apply for all purposes of making the Additional Term Loans, except as otherwise provided herein.

(b) The Borrower hereby irrevocably directs the Administrative Agent to apply the proceeds of the Additional Term Loans received by the Administrative Agent on the Restatement Effective Date to prepay outstanding Loans under the Existing Credit Agreement in accordance with paragraph (c) of Section 9 of the Amendment.

(c) Unless the Administrative Agent shall have received notice from an Additional Term Loan Lender prior to the Restatement Effective Date that such Additional Term Loan Lender will not make available to the Administrative Agent such Additional Term Loan Lender’s share of such Additional Term Loan Borrowing, the Administrative Agent may assume that such Additional Term Loan Lender has made such share available on such date in accordance with this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if any Additional Term Loan Lender has in fact defaulted in making its share of such Additional Term Loan Borrowing, then the applicable Additional Term Loan Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such defaulted amount (to the extent so advanced by the Administrative Agent on behalf of such defaulting Additional Term Loan Lender), together with interest on such amount at the interest rate applicable to ABR Loans from the Restatement Effective Date to the date of payment. Upon any such payment by the Borrower, the Borrower shall have the right, at the defaulting Additional Term Loan Lender’s expense, upon notice to the defaulting Additional Term Loan Lender and to the Administrative Agent, to require such defaulting Additional Term Loan Lender to transfer and assign without recourse (in accordance with and subject to the restrictions contained in Section 9.04 of the Restated Credit Agreement) all its interests, rights and obligations as an Additional Term Loan Lender under the Restated Credit Agreement to another financial institution which shall assume such interests, rights and obligations; provided that (i) no such assignment shall conflict with any law, rule or regulation or order of any Governmental Authority and (ii) the assignee shall pay, in immediately available funds on the date of such assignment, to (A) the Administrative Agent (1) the outstanding principal of and interest accrued to the date of payment on the defaulted amount of the Additional Term

Loans advanced by the Administrative Agent on the defaulting Additional Term Loan Lender’s behalf under the Restated Credit Agreement, that was not paid by the Borrower to the Administrative Agent pursuant to the preceding sentence, and (2) all other amounts accrued for the Administrative Agent’s account or owed to it under the Restated Credit Agreement in respect of such defaulted amount of Additional Term Loans, and (B) the Borrower, the outstanding principal of and interest accrued to the date of payment on the defaulted amount of the Additional Term Loans that the Borrower paid to the Administrative Agent pursuant to the preceding sentence.

SECTION 4. New Revolving Facility. Subject to the terms and conditions set forth herein, each New Revolving Lender agrees that, effective upon the Restatement Effective Date, such New Revolving Lender shall be a Revolving Lender under the Restated Credit Agreement, with the rights and obligations of a Revolving Lender as provided therein.

SECTION 5. Termination of Existing Revolving Facility. (a) Subject to Section 6(b), the Borrower hereby terminates all “Revolving Commitments” under (and as defined in) the Existing Credit Agreement, effective on the Restatement Effective Date.

(b) The parties hereto hereby agree that all of the “Revolving Lenders” under (and as defined in) the Existing Credit Agreement are released from their obligations in respect of the Existing Letters of Credit, effective on the Restatement Effective Date. Existing Letters of Credit shall be deemed to constitute Letters of Credit under the Restated Credit Agreement as though issued on the Restatement Effective Date. Promptly following the Restatement Effective Date, JPMorgan Chase Bank, in its capacity as Issuing Bank, shall prepare and make available to the Borrower and the Revolving Lenders a schedule setting forth the Existing Letters of Credit.

SECTION 6. Amendment and Restatement of the Existing Credit Agreement. (a) Effective on the Restatement Effective Date, the Existing Credit Agreement (excluding the annexes, schedules and exhibits thereto that are not attached as part of Exhibit A hereto) is hereby amended and restated to read in its entirety as set forth in Exhibit A hereto (the “Restated Credit Agreement”). From and after the effectiveness of such amendment and restatement, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import, as used in the Restated Credit Agreement, shall, unless the context otherwise requires, refer to the Existing Credit Agreement as amended and restated in the form of the Restated Credit Agreement, and the term “Credit Agreement”, as used in the other Loan Documents, shall mean the Restated Credit Agreement.

(b) All Loans and Letters of Credit outstanding under the Existing Credit Agreement on the Restatement Effective Date (after giving effect to all prepayments made on the Restatement Effective Date) shall continue to be outstanding under the Restated Credit Agreement and the terms of the Restated Credit Agreement will govern the rights of the Lenders with respect thereto.

SECTION 7. Conditions. The consummation of the transactions set forth in Sections 3 through 6 of this Agreement shall be subject to the satisfaction of the following conditions precedent:

(a) The Administrative Agent (or its counsel) shall have received from each of Holdings, the Borrower and the Restatement Lenders either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

(b) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Restatement Lenders and dated the Restatement Effective Date) of each of (i) Cleary, Gottlieb, Steen & Hamilton, counsel for the Borrower, substantially in the form of Exhibit B-1, (ii) Gust Rosenfeld P.L.C., Arizona local counsel for the Borrower, substantially in the form of Exhibit B-2, and (iii) Hinckley, Allen & Snyder LLP, Rhode Island local counsel for the Borrower, substantially in the form of Exhibit B-3, and, in the case of each such opinion required by this paragraph, covering such other matters relating to the Loan Parties, the Loan Documents or the Restatement Transactions as the Restatement Lenders shall reasonably request. The Borrower hereby requests such counsel to deliver such opinions.

(c) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of the Restatement Transactions and any other customary legal matters relating to the Loan Parties, the Loan Documents or the Restatement Transactions, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

(d) Each of the conditions set forth in Section 4.02 of the Restated Credit Agreement shall be satisfied, and the Administrative Agent shall have received a certificate, dated the Restatement Effective Date and signed by the President, a Vice President or a Financial Officer of the Borrower, confirming satisfaction of the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Restated Credit Agreement.

(e) The Administrative Agent shall have received all fees and other amounts due and payable in connection with this Agreement and the Existing Credit Agreement on or prior to the Restatement Effective Date, including, to the extent invoiced in writing at least two Business Days prior to the Restatement Effective Date, reimbursement or payment of all reasonable documented out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document.

(f) The Collateral and Guarantee Requirement shall be satisfied after giving effect to the Restatement Transactions, and in connection therewith the Administrative Agent shall have received (i) a completed Perfection Certificate with respect to the Loan Parties (including the Subsidiaries party to the Reaffirmation Agreement) dated the Restatement Effective Date and signed by an executive officer or Financial Officer of the Borrower, together with all attachments contemplated thereby, (ii) the results of a search of the Uniform Commercial Code (or equivalent) filings made with respect to the Loan Parties (including the Subsidiaries party to the Reaffirmation Agreement) in the jurisdictions contemplated by the Perfection Certificate and the copies of the financing statements (or similar documents) disclosed by such research and evidence reasonably satisfactory to the Administrative Agent that the Liens indicated by such financing statements (or similar documents) are expressly permitted by the Restated Credit Agreement, (iii) all documents and instruments, including Uniform Commercial Code financing statements, required by law or reasonably requested by the Collateral Agent to be filed, registered or recorded to create the Liens intended to be created by the Security Agreement and the Pledge Agreement (including any supplements thereto), after giving effect to the Restatement Transactions, and perfect such Liens to the extent required by, and with the priority required by, the Security Agreement and the Pledge Agreement and (iv) (x) amendments to each Mortgage with respect to each Mortgaged Property and each Restatement Mortgaged Property providing that the Additional Term Loans and the Revolving Loans (in addition to the other Obligations) shall be secured by a Lien on each such Mortgaged Property and Restatement Mortgaged Property, as the case may be, (y) endorsements to existing policy or policies of title insurance issued by a nationally recognized title insurance company, insuring the Lien of each such Mortgage as amended so remains a valid first Lien on the Mortgaged Property or Restatement Mortgaged Property, as the case may be, described therein, free of any other Liens except as expressly permitted by Section 6.02 of the Restated Credit Agreement, together with such endorsements, coinsurance and reinsurance as the Collateral Agent or the Restatement Lenders may reasonably request, and (z) such surveys, abstracts, appraisals, legal opinions and other documents as the Collateral Agent or the Restatement Lenders may reasonably request with respect to any such Mortgage or Mortgaged Property or Restatement Mortgaged Property, as the case may be.

(g) A Reaffirmation Agreement substantially in the form of Exhibit C hereto shall have been executed and delivered by each party thereto.

(h) The conditions set forth in Section 9 of the Amendment shall be satisfied and the Amendment shall become effective on the Restatement Effective Date.

(i) The Borrower shall have taken such actions as necessary so that all Tranche D Term Loans outstanding under the Existing Credit Agreement on the Restatement Effective Date (after giving effect to any prepayments) constitute ABR Loans as of such date.

The Administrative Agent shall notify the Borrower and the Restatement Lenders of the Restatement Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the consummation of the transactions set forth in Sections 3 through 6 of this Agreement and the obligations of the Additional Term Loan Lenders to make Additional Term Loans hereunder shall not become effective unless each of the foregoing conditions is satisfied at or prior to 5:00 p.m., New York City time, on October 3, 2003 (and, in the event such conditions are not so satisfied or waived, this Agreement shall terminate at such time).

SECTION 8. Effectiveness; Counterparts; Amendments. This Agreement shall become effective when copies hereof which, when taken together, bear the signatures of Holdings, the Borrower, the Administrative Agent and the Restatement Lenders shall have been received by the Administrative Agent. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by Holdings, the Borrower, the Administrative Agent and the Restatement Lenders. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 9. No Novation. This Agreement shall not extinguish the Loans outstanding under the Existing Credit Agreement. Nothing herein contained shall be construed as a substitution or novation of the Loans outstanding under the Existing Credit Agreement, which (except to the extent prepaid as provided in the Amendment) shall remain outstanding after the Restatement Effective Date as modified hereby. Nothing express or implied in this Agreement, the Restated Credit Agreement or any other document contemplated hereby or thereby shall be construed as a release or other discharge of Holdings, the Borrower or any other Loan Party under the Existing Credit Agreement or any Loan Document from any of its obligations and liabilities thereunder. Each of the Existing Credit Agreement and the other Loan Documents shall remain in full force and effect, until and except as modified hereby or in connection herewith. This Agreement shall be a Loan Document for all purposes.

SECTION 10. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Restated Credit Agreement.

SECTION 11. Applicable Law; Waiver of Jury Trial. (A) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

(B) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.10 OF THE RESTATED CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTION 12. Headings. The Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

ON SEMICONDUCTOR CORPORATION,

by	/s/ DONALD A. COLVIN
	Name:	Donald A. Colvin
	Title:	Senior Vice President and Chief Financial Officer

SEMICONDUCTOR COMPONENTS INDUSTRIES, LLC,

by	/s/ DONALD A. COLVIN
	Name:	Donald A. Colvin
	Title:	Senior Vice President and Chief Financial Officer

JPMORGAN CHASE BANK, as Administrative Agent,

by	/s/ EDMOND DEFOREST
	Name:	Edmond DeForest
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF SEPTEMBER 17, 2003

To Approve Amendment

and Restatement Agreement:

Name of Institution	JPMORGAN CHASE BANK

	by	/s/ EDMOND DEFOREST
	Name:	Edmond DeForest
	Title:	Vice President

[Not included in this filing are numerous signature pages for the numerous banks that are Lenders under the Credit Agreement]

SCHEDULES AND EXHIBITS

Schedules

Schedule 1	Additional Term Loan Commitments
Schedule 2	New Revolving Commitments

Exhibits

Exhibit A	Amended and Restated Credit Agreement
Exhibit B-1	Form of Opinion of Cleary, Gottlieb, Steen & Hamilton
Exhibit B-2	Form of Opinion of Gust Rosenfeld P.L.C.
Exhibit B-3	Form of Opinion of Hinckley, Allen & Snyder LLP
Exhibit C	Form of Reaffirmation Agreement